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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  July 22, 1999
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                Date of Report (Date of earliest event reported):


                             SUN MICROSYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

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
Delaware                              0-15086                   94-2805249
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(State or other jurisdiction        (Commission                (IRS Employer
  of incorporation)                 File Number)             Identification No.)
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
901 San Antonio Road, Palo Alto, California                     94303
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(Address of principal executive offices)                      (Zip Code)
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Registrant's telephone number, including area code:             (650) 960-1300
                                                      --------------------------

         N/A
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(Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

     On July 22, 1999, the Company reported its earnings for the quarter and fiscal year ended June 30, 1999.

     The Company's revenues for the fourth quarter were a record $3.515 billion, up 22 percent compared with the fourth quarter of fiscal 1998. The Company's net income for the fourth quarter reached an all time high of $395 million, compared with last year's net income of $288 million (excluding a charge related to an acquisition), up 37%. The Company's fourth quarter earnings per share was $.48, compared with the previous year's earnings per share of $.37 (excluding the charge related to an acquisition), an increase of 30 percent. Including the charge related to an acquisition, the Company's net income and earnings per share for the fourth quarter of fiscal year 1998 were reported as $273 million and $.35, respectively.

     For the full 1999 fiscal year, the Company reported revenues of $11.726 billion, up 20 percent over the prior year. The Company's net income for the fiscal year was $1.157 billion, up 28 percent over the prior year (excluding acquisition-related charges for fiscal years 1998 and 1999). The Company's earnings per share for the year was $1.42, an increase of 23 percent from the previous year's results (excluding acquisition-related charges for fiscal years 1998 and 1999). Including acquisition-related charges, the Company's net income and earnings per share for the fiscal year 1999 were $1.031 billion and $1.27, respectively.

     All earnings per share amounts represent diluted earnings per share as defined within Statement of Financial Accounting Standards No. 128.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference are the Company's Condensed Consolidated Statements of Income, Pro Forma Condensed Consolidated Statements of Income and Condensed Consolidated Balance Sheets for the three months ended June 30, 1999 and the fiscal year ended June 30, 1999. The operating results for any periods are not necessarily indicative of results for an subsequent period.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)   Exhibits

                99.1 Condensed Consolidated Financial Statements for
                     Registrant's fiscal quarter and year ended June 30, 1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date: July 23, 1999               SUN MICROSYSTEMS, INC.



                                       By: /s/  MICHAEL E. LEHMAN
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                                           Michael E. Lehman
                                           Vice President, Corporate Resources
                                           and Chief Financial Officer

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                                INDEX TO EXHIBITS

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
Exhibit
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
 99.1 Condensed Consolidated Financial Statements for Registrant's fiscal quarter and year ended June 30, 1999.

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